 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2024

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2900, Dallas, Texas  75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Explanatory Note

On May 18, 2023, Texas Pacific Land Corporation (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") announcing the voting results with respect to Proposal 4, a proposal to approve an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of common stock from 7,756,156 shares to 46,536,936 shares, (“Proposal 4”) at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

On February 27, 2024, the Company disclosed that the Delaware Supreme Court affirmed the December 1, 2023 ruling of the Delaware Court of Chancery in favor of the Company in the litigation between the Company and Horizon Kinetics LLC, Horizon Kinetics Asset Management LLC, SoftVest Advisors, LLC and SoftVest, L.P. (collectively, the “Investor Group”), in Horizon Kinetics, LLC, et al. v. Texas Pacific Land Corporation, (C.A. No. 478, 2023) (Del.). The ruling provides that, under the terms of the June 2020 Stockholders’ Agreement between the Company and the Investor Group, at the 2022 Annual Meeting, the Investor Group should have voted with the Board’s recommendation on Proposal 4, and as result, the 1,587,902 shares then held by the Investor Group are deemed to have been voted for Proposal 4 and Proposal 4 is deemed approved by the Company’s stockholders.

This Amendment No. 1 to the Original Form 8-K is being filed to update the voting results disclosed in the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, at 10:30 a.m. Central time, the Company reconvened the 2022 Annual Meeting solely with respect to Proposal 4. The Company initially convened the 2022 Annual Meeting on November 16, 2022.

Each stockholder of record is entitled to one vote per share of common stock. As of the close of business on September 22, 2022, the record date for the 2022 Annual Meeting, there were 7,710,932 issued and outstanding shares of common stock. Set forth below are the updated voting results on Proposal 4 to give effect to the ruling described above:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to approve an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of common stock from 7,756,156 shares to 46,536,936 shares.	4,106,683	2,571,005	34,090	0

No other matters were properly presented for consideration or stockholder action at the reconvened 2022 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: February 28, 2024	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP, General Counsel and Secretary